UNITES STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):   October 19, 2005

MET-PRO CORPORATION
(Exact name of registrant as specified in its charter)

Pennsylvania	001-07763	23-1683282
(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employer
incorporation or organization)		Identification No.)

160 Cassell Road, P.O. Box 144
Harleysville, Pennsylvania	19438
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (215) 723-6751

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arangement of a Registrant.

(a)	Creation of a Direct Financial Obligation

On October 19, 2005, Mefiag B.V., a wholly-owned subsidiary of Met-Pro Corporation, (the “Company”) entered into credit arrangement with Fortis Bank (the “Bank”) which included a line of credit in the amount of 300,000 Euros and a loan in the amount of 1,000,000 Euros.  Both the line of credit and loan were used for an expansion and renovation of the Mefiag B.V. location in Heerenveen, the Netherlands.  The loan is payable in quarterly installments, plus interest at a fixed rate of 3.82%, maturing on January 1, 2016.  The line of credit is payable on demand, plus an interest rate of 0.7% above the one-month EURIBOR rate debited annually, and is available at the Company’s disposal until further notice, but at the latest until April 1, 2016.

The Bank reserves the right to reconsider the continuation of the credit arrangement if a substantial change occurs, especially in the case of modifications in the stockholders’ setup and/or the management and/or the financial structure and/or the profitability of Mefiag B.V.  The credit arrangement includes one financial covenant in which the earnings after taxes for Mefiag B.V. will at least amount to 200,000 Euros annually.  The agreement also includes other customary conditions that: (i) restrict the Company’s ability to, among other things, further mortgage or transfer the business property covered by the loan/line of credit; or may not wholly or partly dispose of the business property without written consent of the Bank; and (ii) in the event of a default, including, among other things, nonpayment of interest or principal when due; occurrence of any change in legal form; if information provided or representations made to the Bank when entering the agreement was inaccurate or incorrect; or voluntary case or other proceeding seeking liquidation, reorganization or other relief under bankruptcy, insolvency or other similar law, the principal of the loan amount outstanding together with interest accrued thereon, shall become due and payable immediately.

A copy of the General Credit Offer, the Positive/Negative Mortgage Statement, Fortis Bank General Conditions and General Credit Conditions of Fortis Bank are filed as an exhibit hereto.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Date:  March 12, 2010
MET-PRO CORPORATION

By: /s/ Raymond J. De Hont
Raymond J. De Hont,
President and Chief Executive Officer

Exhibit Index

Exhibit	Description

(10)(bk)	Fortis Bank General Credit Offer dated October 19, 2005 [English Translation]
(10)(bl)	Positive/Negative Mortgage Statement dated October 19, 2005 [English Translation]
(10)(bm)	Fortis Bank General Conditions [English Translation]
(10)(bn)	General Credit Conditions of Fortis Bank (Nederland) N.V. [English Translation]